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                                                                    EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Current Report (Form 8-K) of our report dated November 4, 1996 with respect to the financial statements of Action TV & Appliance Rental, Inc. included in the Registration Statement (Form S-4 No. 333-44451) of Alrenco, Inc. for the registration of 12,280,316 shares of its common stock, filed with the Securities and Exchange Commission.

                                    ERNST & YOUNG LLP


Dallas, Texas
November 4, 1996